UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2023

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7380 Coca Cola Drive, Suite 106

Hanover, Maryland, 21076

(Address of principal executive offices)

(443) 776-3133

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.0001	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

Termination of ATM Prospectus Supplement

On February 6, 2023, Processa Pharmaceuticals, Inc. (the “Company”) terminated the prospectus supplement (the “ATM Prospectus Supplement”) related to the Company’s common stock, par value $0.0001 per share (the “ATM Shares”). On February 5, 2023, the Company delivered written notice to Oppenheimer & Co. Inc. (the “Sales Agent”) of such termination, issuable pursuant to the Equity Distribution Agreement, dated August 20, 2021, by and between the Company and the Sales Agent (the “Equity Distribution Agreement”). The Company will suspend the sale of the ATM Shares pursuant to the Equity Distribution Agreement, unless and until a new prospectus supplement is filed. Other than the termination of the ATM Prospectus Supplement and suspension of the sale of the ATM Shares under the Equity Distribution Agreement, the Equity Distribution Agreement remains in full force and effect.

A copy of the Equity Distribution Agreement was filed as Exhibit 1.1 to the Company’s Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on March 30, 2022.

Focus on Next Generation Chemotherapy/Suspension of Further Enrollment in PCS499 Trials

Consistent with the shift in priority, including the allocation of resources to Next Generation Chemotherapy drugs, the Company intends to suspend further enrollment in the PCS499 trial for ulcerative Necrobiosis Lipoidica. The Company has begun and will continue to meet with potential licensing partners, as well as consider other options to monetize PCS12852 and PCS499. As previously reported, the clinical study findings for PCS12852 were positive in gastroparesis patients. There were no safety concerns during the conduct of either study, and the Company continues to believe that PCS499 could be effective in treating other ulcers, including less rare indications for PCS499 such as chronic venous ulcers and intermittent claudication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Processa Pharmaceuticals, Inc.

Date:	February 6, 2023	By:	/s/ David Young
David Young Chief Executive Officer